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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------




     Date of Report (Date of Earliest Event Reported):  March 30, 1996

                            LIFESTAR CORPORATION
- ---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


                                    Utah
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               (State or Other Jurisdiction of Incorporation)


            0-24140                                    87-6426839
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

        233 Wilshire Blvd, 4th Floor,
               Santa Monica, CA                                90405
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   (Address of Principal Executive Offices)                 (Zip Code)


                               (310) 395-6511
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            (Registrant's Telephone Number, Including Area Code)


- ---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)
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     ITEM 8.  CHANGE IN FISCAL YEAR

          On March 30, 1996, Registrant changed its fiscal year from December 31 to March 31. Registrant will utilize its Form 10-KSB for the new fiscal year which ended March 31, 1996 to cover the transaction period.

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                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                LIFESTAR CORPORATION
                              ------------------------
                                   (Registrant)



     Date: May 15, 1996       By:/s/L. William Bro
                                 ----------------------
                                       President